UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022 (May 26, 2022)

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.03 is incorporated herein by reference.

3
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2022, the Board of Directors (the “Board”) of SouthState Corporation (the “Company”) unanimously approved certain changes to the configuration and composition of the Board that arose out of the previously consummated merger of equals between the Company and CenterState Bank Corporation (“CenterState”). It was the Board’s view that because of the successful integration of the Company and CenterState, and the completion of the acquisition of Atlantic Capital Bancshares, Inc., which brought with it two highly talented new directors, the merger of equals related provisions of the Company’s bylaws, which were set to expire without any action by the Board on June 8, 2023, were no longer necessary or desirable from a governance perspective.

Bylaws Amendment

Effective as of May 26, 2022, the Company amended its Amended and Restated Bylaws (such amendment, the “Bylaws Amendment” and the Company’s bylaws, as amended by the Bylaws Amendment, the “Amended and Restated Bylaws”) to, among other things, remove certain temporary governance arrangements related to the previously consummated merger of equals between the Company and CenterState Bank Corporation.

The Bylaws Amendment removed provisions requiring that the Company Board be comprised of specified numbers of Legacy South State Directors (as defined in the former Amended and Restated Bylaws) and Legacy CenterState Directors (as defined in the former Amended and Restated Bylaws), as well as provisions requiring equal numbers of Legacy South State Directors and Legacy CenterState Directors on certain committees of the Board and that the chairman of the Audit Committee and Risk Committee would be a Legacy South State Director, and the chairman of the Governance Committee and Compensation Committee would be a Legacy CenterState Director. The Bylaws Amendment instead provides that the number of directors will be set or changed from time to time by resolution of a majority of the full Board, but shall never be less than the number required by law nor more than the maximum number fixed by the Company’s articles of incorporation.

The Bylaws Amendment further removed provisions requiring that the Board would have and maintain as standing committees an Audit Committee, a Compensation Committee, a Governance Committee and a Risk Committee, and that the Board could by resolution (which, during the Specified Period (as defined in the former Amended and Restated Bylaws), required the affirmative vote of at least 75% of the entire Board) establish any committees not expressly contemplated by the Company’s bylaws composed of directors as they may determine to be necessary or appropriate for the conduct of business of the Company. Notwithstanding removal of these provisions, the Board expects to maintain an Audit Committee, a Compensation Committee, a Governance Committee and a Risk Committee as standing committees.

In addition, the Bylaws Amendment removed provisions requiring that, at any time during the Specified Period in which an Executive Committee is in existence, the chairman of the Executive Committee would be Robert R. Hill, Jr. and John C. Corbett would serve as a member of the Executive Committee. The Bylaws Amendment further removed provisions requiring that, during the Specified Period, any removal of Mr. Hill in his capacity as the Executive Chairman of the Board and the Company, Mr. Corbett in his capacity as the Chief Executive Officer of the Company or Mr. McPherson as Lead Independent Director of the Board, and certain amendments or modifications to any employment agreements with or reporting relationships of any of them, would, in each case, require the affirmative vote of at least 75% of the entire Board.

The Bylaws Amendment also removed provisions requiring that during the Specified Period, any amendment to the provisions implementing the governance arrangements described above, and any other provision of the Company’s bylaws that sets forth the authority and responsibility of the Executive Chairman, the Chief Executive Officer or the President, would require the affirmative vote of at least 75% of the entire Board.

The foregoing summary of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Board Reconfiguration, Appointment of Lead Independent Director and RSU Acceleration

Effective as of May 26, 2022, the Board unanimously voted to reduce the size of the Board from 19 directors to 13 directors. In order to assist with this reconfiguration of the Board, which the Board believes will serve the best interests of the Company’s shareholders by providing a more streamlined governing body, as well as providing each director a greater opportunity to be more involved in affairs of the Board and the Company, the following six directors, each of whom had reached the mandatory retirement age stated in the Amended and Restated Bylaws, tendered their retirements from the Board (and its respective committees), effective as of May 26, 2022:

Robert H. Demere, Jr., John H. Holcomb, III, Robert R. Horger, Charles W. McPherson, Ernest S. Pinner and Kevin P. Walker.

These retirements were unanimously accepted by the Board and were not the result of any disagreement with the Company on any matter relating to its operations, policies or practices. The Board expressed its gratitude to the retiring directors for their long years of dedicated service to the Company and their contributions to the Company’s success.

In connection with these retirements, and in recognition of the long and distinguished service of each of the retiring directors, the Board approved the accelerated vesting of 935 restricted stock units granted to each retiring director on May 2, 2022, which restricted stock units were scheduled to vest in full according to their terms on November 2, 2022. In addition, the Board approved the accelerated vesting of 815 restricted shares granted to Mr. Robert R. Horger on January 1, 2020, which restricted shares were scheduled to vest according to their terms on January 1, 2024.

Establishment of Advisory Board and DIP Amendment

Effective as of May 26, 2022, the retiring directors have been appointed by the Board to serve on an advisory board of the Company (an “Advisory Board”) established by the Board to offer general advice and counsel to the Board and the Company’s management team for the purpose of furthering the Company’s development of appropriate strategic initiatives and ensuring the Company’s continued operation in a manner consistent with achieving its stated goals and objectives. The Advisory Board will consist of the six retiring directors, together with any additional individuals appointed by the Board from time to time in its discretion. Members of the Advisory Board will receive compensation for their services as approved by the Board.

The Board has also approved an amendment to the Company’s Non-Employee Directors Deferred Income Plan (the “Director DIP”) pursuant to which the retiring directors will continue to be eligible to participate in the Director DIP during their period of service on the Advisory Board and will be permitted to make contributions under the Director DIP with respect to compensation received for service on the Advisory Board.

Amendment to Robert Hill Employment Agreement

In connection and to be consistent with the amendment to the Company’s bylaws as described above, the Board approved and entered into an amendment to the employment agreement between Robert R. Hill, Jr. and the Company (such amendment, the “Employment Agreement Amendment” and the employment agreement, as amended by the Employment Agreement Amendment, the “Amended Employment Agreement”), pursuant to which, during the term of the Amended Employment Agreement, the 75% required approval of the entire Board in place during the period ending June 8, 2023 was reduced to at least a majority of the members of the entire Board in order to effect any removal of Mr. Hill from the position of Executive Chairman (or the failure to appoint or re-nominate him to such position), any termination of his employment by the Company (including for cause) or any modification to his reporting relationships. The Amended Employment Agreement will otherwise remain in full force and effect.

The foregoing summary of the Employment Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Employment Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. In most cases, documents incorporated by reference to exhibits that have been filed with our reports or proxy statements under the Securities Exchange Act of 1934 are available to the public over the Internet from the SEC’s web site at www.sec.gov. You may also read and copy any such document at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 under our SEC file number (001-12669).

Exhibit No.	Description of Exhibit	Incorporated by Reference
		Form	Commission File No.	Exhibit	Filing Date	Filed Herewith

3.1	Amended and Restated Bylaws of SouthState Corporation dated May 26, 2022					X

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)					X

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, rising interest rates, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) risks related to the merger and integration of SouthState and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the parties are unable to successfully integrate each party’s businesses into the other’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (5) risks relating to the continued impact of the Covid19 pandemic on the Company, including possible impact to the Company and its employees from contacting Covid19, and to efficiencies and the control environment due to the changing work environment and to our results of operations due to government stimulus and other interventions to mitigate the impact of the pandemic; (6) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (7) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (8) potential deterioration in real estate values; (9) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (10) risks relating to the ability to retain our culture and attract and retain qualified people; (11) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (12) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (13) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (14) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (15) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (16) transaction risk arising from problems with service or product delivery; (17) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (18) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (19) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (20) reputation risk that adversely affects earnings or capital arising from negative public opinion; (21) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (22) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (23) greater than expected noninterest expenses; (24) excessive loan losses; (25) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (26) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank’s consumer overdraft programs; (27) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (28) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (29) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; (30) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (31) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, such as the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (32) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (33) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: May 31, 2022